UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-03734

EuroPacific Growth Fund

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: March 31

Date of reporting period: March 31, 2013

Vincent P. Corti

EuroPacific Growth Fund

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

Copies to:

Mark D. Perlow

K&L Gates LLP

Four Embarcadero Center, Suite 1200

San Francisco, California 94111

(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

Europe offers many strong
investment opportunities
despite recent challenges.

Special feature page 6

EuroPacific Growth Fund® Annual Report for the year ended March 31, 2013

EuroPacific Growth Fund seeks long-term growth of capital by investing primarily in the securities of companies based in Europe and the Pacific Basin. More than half of the world’s investment opportunities can be found beyond the borders of our country. As a shareholder in the fund, you have access to what we believe are the best of those opportunities.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 80 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

Results for other share classes can be found on page 34.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Cover: Millennium Bridge and St. Paul’s Cathedral, London, England.

Fellow investors:

Supported by global monetary stimulus, markets overcame fiscal challenges in Europe and the U.S. to end the fiscal year higher. Leaders moved decisively to avoid a breakup of the euro zone and make reforms, with the president of the European Central Bank (ECB) saying he would do “whatever it takes” to preserve the common currency as the central bank continued with its unlimited bond-buying program. U.S. politicians reached a partial agreement on the fiscal cliff that led to some tax increases, but failed to come to terms on sequestration, leading to further uncertainty about the impact of the automatic spending cuts on the economy. In Japan, stocks rose amid an accommodative monetary policy as the new leader of the Bank of Japan (BOJ) promised to accelerate the pace and scale of its quantitative easing in an attempt to end almost two decades of economic stagnation. While progress is being made in Japan and Europe, the road to recovery will be long for both economies.

EuroPacific Growth Fund’s return for the 12-month period ended March 31, 2013, was 9.2%, compared with 8.4% for the MSCI All Country World ex USA Index, which reflects the returns of more than 40 developed- and developing-country stock markets excluding the U.S., and 9.3% for the Lipper International Funds Average, a peer group measure. As shown in the chart below, the fund continued to exceed both measures over longer time periods, as well as the less geographically diverse MSCI EAFE (Europe, Australasia, Far East) Index. The MSCI indexes are unmanaged.

Markets reflect cautious optimism

Investors cheered the ongoing reform efforts in Europe even as the region continued to experience flare-ups in the euro-zone debt crisis and a deepening recession. European Union (EU) leaders took additional steps to address the crisis, announcing plans to establish a single supervisor for euro-zone banks and permit the EU’s permanent rescue fund to directly recapitalize banks. Market gains were further supported by the ECB, which throughout the year provided funding and supported recovery efforts in the euro zone’s most debt-ridden countries. ECB President Mario Draghi defended the central bank’s decision to announce an unlimited bond-buying program to lower the borrowing costs of troubled nations while requiring them to pursue fiscal

Results at a glance

For periods ended March 31, 2013, with all distributions reinvested

	Total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime
				(since 4/16/84)

EuroPacific Growth Fund (Class A shares)	9.2%	0.8%	11.5%	11.4%
MSCI All Country World ex USA Index[1,2]	8.4	–0.4	10.9	—
Lipper International Funds Average	9.3	–0.6	9.7	9.1
MSCI EAFE Index[1,3]	11.3	–0.9	9.7	8.8

[1]	The market indexes are unmanaged and, therefore, have no expenses.
[2]	The index did not exist prior to December 31, 1987. Results reflect dividends net of withholding taxes.
[3]	This was the fund’s primary benchmark until the fiscal year ended March 31, 2007. Results reflect dividends net of withholding taxes.

Special feature

6	Europe still a land of opportunity for investors on the ground

Contents

1	Letter to investors
4	The value of a long-term perspective
12	Summary investment portfolio
17	Financial statements
35	Board of trustees and other officers

EuroPacific Growth Fund	1

Where the fund’s assets are invested

(percent invested by country)

EuroPacific Growth Fund invests primarily in the stocks of companies based in Europe and the Pacific Basin.1

			MSCI
			All Country
	EuroPacific		World ex USA
	Growth Fund		Index[2]

Europe	(3/31/13)	(3/31/12)	(3/31/13)
Euro zone[3]	22.9%	22.6%	19.1%
United Kingdom	11.8	10.7	15.2
Switzerland	7.4	7.3	6.3
Denmark	4.0	3.5	.8
Sweden	1.9	2.3	2.3
Russia	1.5	1.7	1.4
Norway	.2	.2	.6
Other Europe	.1	.3	.9
	49.8	48.6	46.6

Pacific Basin
Japan	11.1	9.6	14.8
China	5.1	5.8	4.2
South Korea	4.5	5.0	3.4
Hong Kong	4.2	2.6	2.2
Canada	2.9	3.8	7.5
Australia	1.9	1.8	6.4
Taiwan	1.9	2.5	2.5
Indonesia	.8	.6	.7
Thailand	.8	.6	.6
Other Pacific Basin	2.3	3.2	3.7
	35.5	35.5	46.0

Other
India	4.8	4.8	1.5
South Africa	2.1	1.8	1.6
Israel	1.0	1.1	.4
Brazil	.7	1.2	2.9
Other countries	—	—	1.0
	8.6	8.9	7.4

Short-term securities & other assets less liabilities	6.1	7.0	—

Total	100.0%	100.0%	100.0%

[1]	A country is considered part of the Pacific Basin if any of its borders touches the Pacific Ocean.
[2]	Weighted by market capitalization.
[3]	Countries using the euro as a common currency: Austria, Belgium, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Malta, the Netherlands, Portugal, Slovakia, Slovenia and Spain.

reforms. He said it was necessary to establish a “fully credible backstop against disaster scenarios,” which has proven effective thus far.

Markets enjoyed surprising gains in the face of challenging events in the euro zone. Most recently, Cyprus rattled investors when the island country agreed to impose a tax on bank deposits in exchange for a €10 billion bailout of its troubled banking system. As local banks closed and protests broke out, European leaders hammered out a compromise. The new bailout plan exempts small depositors from the tax and shifts losses to those with the largest accounts. Meanwhile, in Italy, two anti-austerity political parties made a strong showing in the general elections. The results called into question the Italian public’s willingness to tolerate fiscal reform commitments, shaking financial markets. (In late April, a new prime minister was nominated, leading to the formation of a broad coalition government.)

Most economic reports continued to show deteriorating business activity throughout Europe. In the third quarter, the euro zone officially fell into recession for the second time since 2009 and remained there in the fourth quarter as GDP fell again. The euro-zone economy has not expanded since the third quarter of 2011 and growth is not expected to return until 2014, according to ECB forecasts. Manufacturing and consumer confidence also remain on the decline, and unemployment in the currency bloc hit a record high of 12% in February. The Japanese economy also entered recession in the third quarter as GDP shrank nearly 1%, but after a preliminary report showing a contraction, Japan’s economic growth for the fourth quarter of 2012 was revised higher.

2	EuroPacific Growth Fund

Japanese markets rose when Shinzo Abe became the country’s prime minister for the second time. Abe, who also briefly served in the role six years ago, returned to power after his Liberal Democratic Party won in a landslide victory over the Democratic Party of Japan, ousting Prime Minister Yoshihiko Noda. Abe urged the BOJ, under new leader Haruhiko Kuroda, to establish a firm 2% inflation target and conduct “unlimited” easing as part of his strategy to restart the economy. Since Abe began his campaign in November, the yen was down almost 20% to a four-year low of near ¥100 to the dollar by early April. This has raised concerns in other countries that Japan is trying to bolster its economy through a weak currency policy. (Kuroda said in April the BOJ’s aggressive monetary easing wasn’t aimed at weakening the yen, but the U.S. said it would press Japan to refrain from engaging in competitive devaluation to make its exports less expensive.)

Inside the portfolio

The large investments and stock selection in the health care sector contributed to returns, led by three of the fund’s largest holdings: pharmaceutical firms Bayer, Novartis and Novo Nordisk. All of these are multinational corporations that generate much of their revenue outside of Europe, making them less susceptible to the weak economy there. In the case of Novartis, the market also reacted positively to a transition in management at the Swiss company and news that its macular degeneration drug had been approved by European regulators.

Shares of Bayer, one of the fund’s long-time holdings, continued their rebound as investors overcame concerns about the German conglomerate’s drug pipeline.

As more data became available and opportunities materialized, the market rewarded Bayer once it was apparent the drugs showed strong potential. The five drugs the company is in the process of launching – including treatments for heart disease and two types of cancer – could help increase annual sales significantly.

Some information technology holdings also benefited the fund, including Samsung Electronics and Murata Manufacturing. While the weakening yen benefited Japanese companies like Murata, it raised concerns for exporters in South Korea, such as Samsung, which is now the world’s largest smartphone maker having taken market share away from Apple. The escalation in tensions between North Korea and South Korea has also raised concerns, serving as a reminder of how important regional stability is for economic growth.

A cautious stance on the financials sector detracted from returns, but this was partly offset by a positive contribution from U.K. firm Prudential, which continued to benefit from the success of its life insurance business in Southeast Asia. Shares of Barclays rose as the company rebounded from last year’s interest-rate manipulation scandal. Some managers increased their investment in the British company, making it the first commercial bank to appear in the fund’s top 10 holdings in several years.

Looking ahead

The signs of progress in Europe and Japan are encouraging for their economies as well as investors in those markets. As these developments take time to play out, our portfolio managers and analysts will remain vigilant and continue to find many investment opportunities in Europe, which is home to a number of strong companies that have managed well through the crisis and may emerge even stronger (see related feature starting on page 6). Likewise, Japan is going through a transition period – the degree of financial intervention taking place there is unprecedented. The results are still unclear, but could hold promise for Japan, which has been in an economic malaise for far too long. While we own several Japanese companies in the fund, including some exporters that have benefited from the lower yen, others such as banks and retailers could become more attractive as the country tries to turn its economy around.

We thank you, our fellow investors, for your continued support of EuroPacific Growth Fund.

Sincerely,

Michael Thawley

Vice Chairman of the Board

Carl Kawaja
President

May 9, 2013

For current information about the fund, visit americanfunds.com.

With this report, we bid farewell to EuroPacific Growth Fund’s longtime Vice Chairman Gina Despres, who retired at the end of 2012 after serving for 21 years in a variety of capacities at Capital Group. As a skilled analyst of political and economic developments worldwide, Gina has been instrumental in helping the fund navigate a challenging but fruitful period in its history. We are thankful for her dedication to pursuing EuroPacific Growth Fund’s mission on behalf of investors. Succeeding Gina as vice chairman is her fellow Australian, Michael Thawley, who once served as that country’s ambassador to the United States. We welcome Michael to his new role with the fund.

EuroPacific Growth Fund	3

The value of a long-term perspective

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.² Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

$200,000
100,000
80,000
60,000
40,000
20,000
10,000
8,000
Year ended March 31
1985[3]
1986
1987
1988
1989
1990
1991
1992
1993
1994

Average annual total returns based on a $1,000 investment
(for periods ended March 31, 2013)*

	1 year	5 years	10 years
Class A shares	2.90%	-0.38%	10.82%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

The total annual fund operating expense ratio is 0.86% for Class A shares as of the prospectus dated June 1, 2013 (unaudited).

TOTAL VALUE

Dividends reinvested	$69	35	118	491	316	527	656	611	538	515

Value at year-end	$9,941	15,357	19,813	21,422	24,569	28,742	31,359	35,033	37,728	47,638

Total return	(0.6)%	54.5	29.0	8.1	14.7	17.0	9.1	11.7	7.7	26.3

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 8.5% prior to July 1, 1988.
[3]	For the period April 16, 1984 (commencement of operations), through March 31, 1985.
[4]	Includes reinvested dividends of $41,347 and reinvested capital gain distributions of $70,634.
[5]	The index is unmanaged and, therefore, has no expenses.
[6]	From April 16, 1984, through December 31, 1987, the MSCI EAFE Index was used because the MSCI All Country World ex USA Index did not yet exist. Since January 1, 1988, the MSCI All Country World ex USA Index has been used. The MSCI EAFE Index reflects dividends net of withholding taxes. The MSCI All Country World ex USA Index reflects dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter.
[7]	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

4	EuroPacific Growth Fund

How a $10,000 investment has grown

While notable for their volatility in recent years, financial markets have tended to reward investors over the long term. Active management — bolstered by experience and careful research — can add even more value. As the chart shows, over its lifetime, EuroPacific Growth Fund has done demonstrably better than its relevant benchmark.

$214,777[4]
EuroPacific Growth Fund,
with dividends reinvested
$136,233[5,6]
MSCI All Country World ex USA Index,
with dividends reinvested
$22,577[7]
Consumer Price Index
(inflation)
Average annual
total return for
fund's lifetime:
11.2%[4]
$10,000
Original investment
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013

715	1,131	1,062	1,155	991	841	637	2,209	836	1,083	1,796	2,575	2,899	4,070	3,422	2,959	2,756	2,892	3,444

47,974	57,494	66,627	80,601	87,198	134,560	96,853	94,302	72,463	113,848	127,604	166,207	193,850	206,256	122,641	186,699	209,834	196,710	214,777

0.7	19.8	15.9	21.0	8.2	54.3	(28.0)	(2.6)	(23.2)	57.1	12.1	30.3	16.6	6.4	(40.5)	52.2	12.4	(6.3)	9.2

EuroPacific Growth Fund	5

Parliament building in Berlin, Germany.

Rob Lovelace	Mark Denning

6	EuroPacific Growth Fund

Europe still a land of opportunity for investors on the ground

Portfolio manager Rob Lovelace recently returned to the Los Angeles area after spending six months working out of Capital Group’s London office and traveling around Europe. The experience gave him a new perspective on the current investment landscape, especially the crisis in the euro zone. He was able to meet face to face with other portfolio managers for EuroPacific Growth Fund on a regular basis, as well as the analysts who cover the companies in which the fund is invested. This allowed him to see the importance of being there to help fully understand the situation, and to offer his own opinions as an outsider.

“Distance gives perspective; proximity gives insight,” Rob says in summarizing his time in Europe. While there, he was able to meet with many of the policy makers and financial ministers trying to address the region’s financial crisis. “To actually hear them say different things, you realize they’re not all pulling in the same direction, which is worrisome,” he says. “But looking at it from a U.S. perspective, their actions tell you they are working toward a common goal. It may take them a while to get there, but we need to have the patience to let things play out and have a long-term perspective while also keeping an eye on the short term to avoid mistakes.”

While risks undoubtedly remain for the euro zone, as evidenced by the recent banking crisis in Cyprus, there seems to be enough political will to preserve the monetary union. “There’s an equal interest among bigger and smaller countries to hold things together,” states London-based portfolio manager Jesper Lyckeus, who is originally from Sweden. “Initially, euro-zone authorities did not have the tools to solve the problems in the financial system and had to invent mechanisms as they went along. It was rather difficult and time consuming, but they were flexible and managed quite well; now they have more tools in place should another crisis occur.”

Things have certainly come a long way since last year, when European Central Bank (ECB) President Mario Draghi said he would do “whatever it takes” to preserve the currency. Euro-zone leaders are now focusing on how they can create a more sustainable structure going forward. “What Europe is going through now will make it better in the long run,” says Mark Denning, another portfolio manager based in London. “As these structural reforms are enacted, the euro zone has the potential to emerge as a more competitive place with a stronger labor market, which will benefit the companies based there.”

Many European companies have managed to thrive during the crisis and may emerge from it even stronger as a result of these reforms. Companies in Europe already tend to be more global in nature than their U.S. peers — not only because their home markets are smaller but also because of their geographic location, making it easier for them to branch out into faster growing markets. Much of this expansion has occurred over the past decade into developing countries, which account for an increasingly larger share of European companies’ revenues — in some cases, up to nearly 50%.

EuroPacific’s portfolio managers and analysts have invested in a number of companies such as these that have been resilient during the crisis while also taking advantage of the opportunities it presented. Their strong ties to Europe — where many of them were born, grew up, went to school and now live and work — give them an added level of confidence and knowledge when it comes to researching and ultimately investing in these companies for the fund, which has benefited as a result.

Financials in the British Isles

Two financial companies in the British Isles stood out amid the euro-zone crisis, one because of its resiliency and the other because of the opportunity it presented. The first was Prudential, an insurance company based in the U.K. that managed through the crisis well, thanks in large part to its strong life insurance business in Southeast Asia, where demographic trends are favorable and wealth creation is rapidly expanding. “As the market has become more concentrated, insurance companies like Prudential have looked for growth beyond Europe in places such as Asia, Latin America and even Africa,” says Geneva-based analyst Patrice Collette, noting that Prudential’s CEO is from the Ivory Coast and his mother tongue is French.

Patrice, who also speaks French and is from Luxembourg, says he is a student of history. “My education made me understand that Europe is the way it is today because of the wars and the need to create more of a political union with stronger economic ties,” he explains. “We have spent a lot of time here at Capital looking at the latest crisis and trying to determine which companies will benefit from fundamental changes taking place. Companies have become more global but also more cautious. Insurance firms have been a bright spot while many banks have struggled.”

EuroPacific Growth Fund	7

One of those was Bank of Ireland, which in 2009 required a €3.5 billion recapitalization amid the Irish banking crisis. By 2010, a larger bailout was needed for Ireland and its banking system, with the ECB, European Union and International Monetary Fund providing €85 billion to the country. While this helped stabilize the system, many investors were hesitant to invest in Irish banks. But with a depressed share price and the worst of the crisis behind it, analyst Joerg Sponer saw an opportunity to make an investment in Bank of Ireland. He and Mark helped orchestrate a deal with other investors to take a large stake in the bank, rescuing it from full nationalization.

“We were part of a consortium that invested early after the stock collapsed, as the tide turned on Ireland,” explains Joerg, noting that the company’s stock price has rebounded strongly since 2011. “Ireland is actually a very attractive market, with one of the most open economies in the world and a very young population. After the banking system collapsed, it became highly concentrated and the remaining banks had a lot of pricing power with enough scale to offer services in a very efficient manner. They still had losses because of their legacy assets but revenue was growing and they were cutting costs.”

Joerg is originally from Germany, went to business school at Stanford and now works in London — a background that he says has made him a better analyst. “It is a big advantage for me to come from a euro-zone country and live in an Anglo- Saxon country with a business degree from the U.S.,” he says. “I feel like I understand both the skepticism of the euro-zone project in the Anglo world but also the optimism of it having grown up here because of how deeply and emotionally involved people are in the political and economic union.”

Opportunities in aerospace

The European aerospace market has offered many opportunities during the crisis, including both the airlines and the companies that make the planes and engines. British Airways has benefited from the ongoing industry consolidation in Europe, which Mark says reduced capacity and increased yields; the airline has also profited from the strength of its transatlantic routes. At the other end of the spectrum is low-cost carrier Ryanair, which is based in Ireland and flies within Europe. It has been able to grow amid strong demand for air travel, especially on discount airlines. “Ryanair is meticulous about keeping costs low in Europe and continues to expand its network,” says

Strong ties across Europe

Many of the fund’s analysts have strong ties to Europe, where they were born, grew up, went to school and now work, out of one of our two research offices in London and Geneva. This background gives them an added level of confidence and knowledge when researching and investing in European companies for the fund, some of which are highlighted below.

8	EuroPacific Growth Fund

Initially, euro-zone authorities did not have the tools to solve the problems in the financial system and had to invent mechanisms as they went along. It was rather difficult and time consuming, but they were flexible and managed quite well; now they have more tools in place should another crisis occur.

Jesper Lyckeus

Mark. With an average fare of around €50, it’s usually much cheaper than competitors.

Global aerospace companies EADS and Rolls-Royce also have been resilient during the crisis, thanks in part to strong demand in emerging markets. EADS, which stands for European Aeronautic Defence and Space, is the parent company of Airbus. Jesper says, “It has been gaining share compared to rival Boeing and is in a secure position regardless of the short-term economic cycle due to its large backlog of orders.” Likewise, Rolls-Royce is increasing its share of jet engines on Airbus and Boeing planes. The U.K. company, which is separate from the famous car maker, also profits from a large base of installed engines that it maintains and services. “Rolls-Royce has been very successful and should continue to do well,” says Jesper, adding that it also has benefited from the weak pound.

France and Spain

Both France and Spain have experienced their share of problems during the euro-zone crisis, especially the latter. Despite this, the fund’s investment professionals have found plenty of opportunities on either side of the Pyrenees. In France, auto maker Renault has overcome weak European sales due to its nearly 50% stake in Japanese car company Nissan, which Jesper says is doing well globally and benefiting from the weak yen. French drinks company Pernod Ricard gets roughly 40% of its sales from developing markets. He says the key is China, where the company is able to hike prices on cognac, which is only produced in one region of France.

Spanish retailer Inditex also has overcome a weak domestic market to find success, especially with its Zara unit, which quickly produces and sells discounted luxury items to take advantage of the latest fashion trends. While Spain makes up about 20% of its market and Europe roughly 60%, Inditex was able to grow sales by some 15% last year. “This was due to a unique strategy that offers thousands of designs per year and refreshes the products twice a week,” says analyst Lara Pellini. “The company sources most of its products from nearby, enabling it to shorten the lead time to market. It has been gaining share in Europe’s fragmented clothing market.”

Lara notes that luxury goods companies sell not only to domestic consumers but also tourists, which account for 40% of the market in her home country of Italy and close to 60% in France. “My job as a luxury retail analyst is to find companies that have a unique business model that can be rolled out successfully, identify them early on and stick with them for the benefit of our long-term investors,” says Lara, who speaks four different languages, which has come in handy. “It has enabled me to talk to people in the retail stores; at one point I even worked in a few stores to learn the trade and immerse myself in the sector.”

German drug conglomerate

Other European companies have benefited from the defensive nature of their industries, such as pharmaceuticals. Analyst Laura Balan explains that despite the economy, the companies she covers are able to continue selling drugs at attractive prices, generating higher profits as demand for medicine increases. The fiscal crisis has raised concerns that universal health coverage may be threatened as countries cut public spending, but she thinks fears are overdone. “The ability to easily travel and regularly interact with companies and regulators allows me to take the temperature on the ground and know that things are getting better,” says Laura, who is based in London and grew up in Romania.

European pharmaceutical firms tend to be more global than their U.S. peers, helping them in a time of crisis. One of the fund’s largest holdings, German conglomerate Bayer, generates as much revenue from developing markets as it does from Europe. “Over the past decade, Bayer has streamlined its business by selling off many units to focus on those where it had market-leading positions,” explains Laura, who says she was able to look beyond the company’s problems to see its potential. “The market didn’t see the forest for the trees and investors were running for the doors. You have to be willing to look out more than a year to see value and find opportunities others may not consider.”

Bayer’s life sciences business includes the stable consumer health care unit known for Aspirin, which accounts for more than $600 million in sales per year. It also includes pharmaceuticals, where the firm has a potentially transformational drug pipeline with treatments for certain types of cancer and heart problems that could help increase annual sales significantly. The company’s crop sciences business also has benefited from structural trends in the market, such as the increasing importance of sustainable agriculture and high crop yields in producing sufficient food on a limited amount of land.

Dutch semiconductor giant

Another company with a defensible business model and ties to its global industry is ASML, a leading semiconductor

EuroPacific Growth Fund	9

The Finnish elevator manufacturer, Kone, gets more than half its profits from services contracts; elevators serve a critical function for buildings, so the company should continue to do well as older models are replaced in existing buildings.

Jonathan Knowles

equipment maker. The Dutch firm is New-York based analyst Diana Wagner’s largest holding and strongest conviction. Since she began following ASML in 2000 the company has doubled its market share from 40% to 80% despite the volatile economy. “ASML is a company that is uniquely positioned in the global semiconductor industry,” says Diana, who was born in Latvia but moved to the U.S. as a child. “Basically, the entire future of the industry could rest on its shoulders.”

ASML makes the high-tech tools that allow chip makers to transfer the semiconductor’s design onto wafers, a step known as photolithography. In addition to being the most important part of the process, it is also increasingly the most expensive, now accounting for 25% of the cost. As technology advanced, ASML has been able to develop a process known as extreme ultraviolet (EUV) lithography, which refers to the type of laser used to transfer the image. “Think of it as a much thinner paintbrush for the chip makers to use,” Diana says. “EUV allows them to pack more density into the chip while also making the process simpler and cheaper.”

This new technology is so important to the semiconductor industry that some of ASML’s largest customers, including Intel and Samsung, have invested nearly $2 billion to help ASML accelerate its research and development (R&D) process and another $5 billion for a 23% stake in the company (ASML returned the entire cash proceeds of the share sale to existing shareholders). “That shows the enormous market power of ASML, which is probably the only technology company so well positioned it could essentially force its customers to directly fund its R&D, “Diana states. “If it doesn’t deliver this new EUV tool, the semiconductor industry will have to scale back innovation, making it harder to produce smaller, faster and cheaper devices.”

With the whole semiconductor industry banking on ASML’s success, the stakes are high. The company has continued to gain stature despite the macroeconomic environment in Europe. In fact, the Dutch government has offered ASML tax breaks, recognizing the value of its innovation.

“Through our bottom-up process we were able to identify a company like ASML even though it’s based in a small town in the Netherlands,” says Diana, who recently visited there with three of the fund’s portfolio managers. “We were early investors and are now the largest shareholder, giving us an unmatched level of access. It makes a difference when you can meet the EUV director and look him in the eye when he says he has full confidence in the program.”

Nordic neighbors

The Nordic region of Europe has remained largely unscathed by the financial crisis, making it an attractive area for investment, especially among industrials. Kone is a maker of elevators and escalators based in Finland that has benefited from global urbanization trends that have led to taller buildings. But that is only part of the story, says portfolio manager Jonathan Knowles. “The Finnish elevator manufacturer, Kone, gets more than half its profits from services contracts; elevators serve a critical function for buildings, so the company should continue to do well as older models are replaced in existing buildings,” he notes.

Swedish firm Assa Abloy, a leading producer of door and lock systems, has strong pricing power, allowing it to offset lower sales volume and maintain profitability in a down economy, even though Europe makes up less than half its revenue base. “Assa Abloy dominates the lock market in each country where it operates, so the company sets the pace for the entire industry when it decides to raise prices,” explains analyst Edouard de Pomyers, adding that it also has benefited from exposure to the U.S. housing market. Assa Abloy has further added to growth by making a steady stream of small acquisitions. “The company always has many potential targets that it can buy cheaply and quickly generate massive synergies,” he says.

Edouard is based in London, which gives him easy access to the parts of Europe that include most of his coverage. “My job is to find those companies that have long-term growth potential almost regardless of the economic environment,” he says, estimating he spends a third of his time traveling. “The market may be volatile when investors are worried about the economy, but this creates opportunities for us to invest in companies that can grow over the long term.” While he expects Europe to have a slow recovery, Edouard is optimistic about its long-term future. “Growing up in France, where everyone is taught the history of Europe as a political and economic project, it’s hard to conceive of the euro zone not surviving,” he says. “When the region has come under pressure before, the right decisions were ultimately made to save the euro zone. That is what’s in the best interest of Europe and the rest of the world.” ■

10	EuroPacific Growth Fund

Tapping global potential

1988	1989	1990	1991	1992

+28%	+31%	–2%	+31%	+7%
+16%	+12%	–23%	+14%	–11%

1993	1994	1995	1996	1997

+35%	+7%	+38%	+24%	+34%
+10%	+2%	+10%	+7%	+2%

1998	1999	2000	2001	2002

+31%	+31%	–13%	–12%	–15%
+14%	+22%	–15%	–20%	–23%

2003	2004	2005	2006	2007

+41%	+21%	+17%	+27%	+17%
+29%	+11%	+6%	+15%	+6%

2008	2009	2010	2011	2012

–37%	+41%	+15%	+2%	+17%
–46%	+27%	+11%	–14%	+16%

The table above compares total returns for the MSCI USA Index (shown in lavender) and the MSCI All Country World ex USA Index (shown in blue) over the past 25 calendar years.

Results for the MSCI USA Index reflect dividends gross of withholding taxes. Results for the MSCI All Country World ex USA Index reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter.

MSCI USA Index	MSCI All Country World ex USA Index

A world of opportunity

With more than half of the world’s investment opportunities located beyond our shores, an international focus gives U.S. investors access to growth potential that would otherwise be out of reach. As the chart shows, international stocks have outpaced their U.S. counterparts in 12 of the past 25 calendar years. Diversifying across U.S. and non-U.S. stock markets can also help investors mitigate fluctuations in the value of their investments.

Active management

Negotiating the unfamiliar terrain of international markets can be challenging. That is why so many people choose to invest overseas through professionally managed mutual funds. EuroPacific Growth Fund draws on the global research experience of its investment adviser, Capital Research and Management Company, to find attractive companies based chiefly in Europe and the Pacific Basin.

EuroPacific Growth Fund	11

Summary investment portfolio March 31, 2013

The following summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

Industry sector diversification	percent of net assets

Country diversification	percent of net assets
Euro zone*	22.9%
United Kingdom	11.8
Japan	11.1
Switzerland	7.4
China	5.1
India	4.8
South Korea	4.5
Hong Kong	4.2
Denmark	4.0
Canada	2.9
South Africa	2.1
Taiwan	1.9
Sweden	1.9
Other countries	9.3
Short-term securities & other assets less liabilities	6.1

*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Portugal and Spain.

Common stocks 93.42%	Shares	Value (000)	Percent of net assets
Financials 17.07%
Barclays PLC	365,774,023	$1,618,033	1.50%
One of the largest retail and commercial banking groups in the U.K.
Prudential PLC	92,393,984	1,495,034	1.39
Major life insurance and pension provider with operations in the U.S., U. K. and Asia-Pacific region.
Housing Development Finance Corp. Ltd.	71,631,730	1,088,973	1.01
Offers home loans and other financial services through a network of offices in India.
Sberbank of Russia (ADR)	50,707,875	649,112	.82
Sberbank of Russia (GDR)[1]	18,040,109	231,274
Russia’s largest bank.
Agricultural Bank of China, Class H	1,585,826,000	759,961	.71
One of the largest banks in China.
AIA Group Ltd.	166,035,600	727,232	.68
Life insurance and financial services provider in the Asia-Pacific region.
AXA SA	38,503,268	661,778	.62
One of the world’s largest insurance and financial services companies.
HDFC Bank Ltd.	57,345,000	659,810	.61
Provides financial services and a wide array of commercial, transactional and electronic banking products.
Société Générale[2]	16,391,896	538,473	.50
Has retail, corporate and investment banking operations around the world, with particular strength in Europe.
Credit Suisse Group AG	20,101,413	527,163	.49
One of the world’s largest private banks, and a provider of investment banking, insurance and asset management services.
Other securities		9,397,437	8.74
		18,354,280	17.07

12	EuroPacific Growth Fund

		Value	Percent of
	Shares	(000)	net assets
Consumer discretionary 13.02%
Honda Motor Co., Ltd.	27,662,250	$1,044,496	.97%
Develops, manufactures and sells automobiles, motorcycles and power equipment.
Volkswagen AG, nonvoting preferred	4,923,575	978,135	.91
Europe’s largest automobile manufacturer. Its brands include Audi, Bentley, Bugatti and Lamborghini.
Rakuten, Inc.	58,282,000	592,415	.55
Operates an online shopping mall and trading community.
adidas AG	5,658,000	586,965	.54
Global manufacturer of sports apparel.
Hyundai Motor Co.	2,864,390	576,688	.54
South Korea’s leading automobile manufacturer.
Bayerische Motoren Werke AG	6,587,100	568,277	.53
One of the world’s leading luxury car manufacturers (BMW).
Hyundai Mobis Co., Ltd.	1,943,146	537,046	.50
Auto parts manufacturer based in South Korea.
Sands China Ltd.	93,499,200	484,804	.45
Owns and operates integrated resorts and casinos in Macau.
Other securities		8,634,599	8.03
		14,003,425	13.02

Health care 12.21%
Novo Nordisk A/S, Class B	22,352,016	3,631,132	3.38
A global leader in drugs to treat diabetes.
Novartis AG	31,919,725	2,266,658	2.11
One of the world’s largest pharmaceutical companies.
Bayer AG	20,012,384	2,064,045	1.92
Makes pharmaceuticals and over-the-counter medicines, and develops medical diagnostic equipment.
Teva Pharmaceutical Industries Ltd. (ADR)	25,949,300	1,029,668	.96
The leading drug company in Israel, and one of the largest generic drug companies in the U.S.
UCB SA3	12,702,491	810,783	.75
Produces chemicals and pharmaceuticals through its global operations.
CSL Ltd.	12,278,329	757,317	.70
Develops pharmaceuticals, including vaccines and products derived from human plasma.
Roche Holding AG	3,030,000	704,985	.66
A world leader in pharmaceuticals and diagnostic research.
Other securities		1,859,721	1.73
		13,124,309	12.21

Consumer staples 10.88%
Nestlé SA	22,400,400	1,618,979	1.50
Global packaged food and beverage company based in Switzerland.
Anheuser-Busch InBev NV	15,444,723	1,529,203	1.42
One of the world’s largest brewers.
British American Tobacco PLC	24,714,999	1,324,414	1.23
The world’s second-largest tobacco company.
Pernod Ricard SA	7,990,305	995,545	.93
Produces wine, spirits and nonalcoholic beverages.
Associated British Foods PLC	19,280,000	556,861	.52
Produces food products including bread, crackers, teas and cooking ingredients.
Other securities		5,675,644	5.28
		11,700,646	10.88

EuroPacific Growth Fund	13

Common stocks (continued)	Shares	Value (000)	Percent of net assets
Information technology 10.68%
Samsung Electronics Co. Ltd.	1,752,550	$2,405,306
Samsung Electronics Co. Ltd., nonvoting preferred	48,800	38,422	2.27%
Korea’s top electronics manufacturer and a global leader in semiconductor production.
Taiwan Semiconductor Manufacturing Co. Ltd.	425,265,136	1,429,283
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	5,822,723	100,093	1.42
One of the world’s largest semiconductor manufacturers.
Murata Manufacturing Co., Ltd.[3]	15,308,200	1,139,782	1.06
Global supplier of passive electronic components used in data processing, consumer electronics and telecommunications.
Tencent Holdings Ltd.	31,760,000	1,009,761	.94
Major Internet service portal in China.
Baidu, Inc., Class A (ADR)[2]	8,763,744	768,580	.72
Internet search engine in China that also operates a Japanese language service.
SAP AG	6,295,500	504,309
SAP AG (ADR)	2,955,000	237,996	.69
A leading developer of software for business applications. Also provides information technology services.
Nintendo Co., Ltd.	6,482,100	696,060	.65
Makes video game machines and software.
ASML Holding NV	8,039,611	540,670	.50
A leading supplier of lithography equipment used in manufacturing semiconductors.
Infineon Technologies AG3	63,615,947	502,265	.47
Designs and manufactures semiconductors used in communications, automotive, computer and industrial electronics.
Other securities		2,109,618	1.96
		11,482,145	10.68

Industrials 9.55%
European Aeronautic Defence and Space Co. EADS NV	12,188,151	620,176	.58
Major European aerospace company focused on the manufacture of civil and military aircraft, space and propulsion systems, missiles and defense products.
Ryanair Holdings PLC (ADR)	12,191,120	509,345	.47
European discount airline serving Continental Europe, Ireland and the United Kingdom.
Rolls-Royce Holdings PLC[2]	28,505,159	489,395	.46
Provides engineering systems and services to the airline, defense, marine shipping and energy industries.
Other securities		8,646,240	8.04
		10,265,156	9.55

Materials 5.85%
Syngenta AG	1,717,315	715,962	.67
One of the world’s largest agrochemical companies. Develops seeds and crop protection products.
Linde AG	2,668,739	496,147	.46
Major industrial gas company headquartered in Germany.
Other securities		5,073,181	4.72
		6,285,290	5.85

14	EuroPacific Growth Fund

		Value	Percent of
	Shares	(000)	net assets
Telecommunication services 4.86%
SOFTBANK CORP.	55,673,200	$2,566,348	2.39%
Internet and telecommunications conglomerate and distributor of digital media and software.
MTN Group Ltd.	40,007,452	701,532	.65
Major telecommunications provider serving Africa and the Middle East.
Vodafone Group PLC	177,469,919	503,146	.47
One of the leading global operators of mobile telephone services.
Other securities		1,453,771	1.35
		5,224,797	4.86

Energy 3.98%
BP PLC	137,466,864	960,548	.89
One of the world’s largest oil companies.
Canadian Natural Resources, Ltd.	19,022,600	609,719	.57
One of Canada’s largest oil and natural gas producers.
Royal Dutch Shell PLC, Class B	12,491,000	414,674
Royal Dutch Shell PLC, Class B (ADR)	1,292,999	86,398	.47
A global group of energy and oil companies.
Other securities		2,207,047	2.05
		4,278,386	3.98

Utilities 1.29%
Other securities		1,381,198	1.29

Miscellaneous 4.03%
Other common stocks in initial period of acquisition		4,341,771	4.03
Total common stocks (cost: $69,179,016,000)		100,441,403	93.42

Bonds & notes 0.53%
U.S. Treasury bonds & notes 0.53%
Other securities		569,324	.53
Total bonds & notes (cost: $568,992,000)		569,324	.53

Short-term securities 5.76%	Principal amount (000)
Federal Home Loan Bank 0.09%–0.22% due 4/1–8/16/2013	$1,724,320	1,723,980	1.60
Freddie Mac 0.075%–0.19% due 4/1/2013–1/14/2014	1,614,622	1,614,092	1.50
Fannie Mae 0.09%–0.16% due 4/1–10/2/2013	726,800	726,524	.68
Other securities		2,126,824	1.98
Total short-term securities (cost: $6,191,036,000)		6,191,420	5.76

Total investment securities (cost: $75,939,044,000)		107,202,147	99.71
Other assets less liabilities		314,512	.29
Net assets		$107,516,659	100.00%

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio, including securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $215,841,000, which represented .20% of the net assets of the fund.

The descriptions of the companies shown in the summary investment portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Report of Independent Registered Public Accounting Firm.

EuroPacific Growth Fund	15

Forward currency contracts

The fund has entered into forward currency contracts to sell currencies as shown in the following table. The open forward currency contracts shown are generally indicative of the level of activity over the prior 12-month period.

						Unrealized
						(depreciation)
			Contract amount			appreciation
	Settlement		Receive	Deliver		at 3/31/2013
	date	Counterparty	(000)	(000)		(000)
Sales:
Australian dollars	4/15/2013	UBS AG	$38,400	A$	37,300	$(393)
Euros	4/8/2013	JPMorgan Chase	$84,685		€65,000	1,370
Euros	4/12/2013	UBS AG	$441,334		€340,000	5,518
Euros	4/12/2013	Barclays Bank PLC	$95,050		€73,183	1,243
Euros	4/18/2013	JPMorgan Chase	$101,656		€78,000	1,671
Euros	4/19/2013	Citibank	$73,014		€55,900	1,358
Euros	4/22/2013	JPMorgan Chase	$96,451		€75,000	309
Euros	4/22/2013	UBS AG	$97,496		€75,819	304
Euros	4/25/2013	UBS AG	$38,156		€29,560	262
Euros	4/30/2013	HSBC Bank	$64,265		€50,000	166
						$11,808

Investment in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the year ended March 31, 2013, appear below.

						Value
					Dividend	of affiliates
	Beginning			Ending	income	at 3/31/2013
	shares	Additions	Reductions	shares	(000)	(000)
Murata Manufacturing Co., Ltd.	8,999,700	6,308,500	—	15,308,200	$13,238	$1,139,782
UCB SA	11,918,602	1,374,868	590,979	12,702,491	13,411	810,783
Infineon Technologies AG	49,795,000	19,820,947	6,000,000	63,615,947	9,966	502,265
Bank of Ireland[2]	1,475,842,276	934,758,000	—	2,410,600,276	—	472,719
NetEase, Inc. (ADR)	5,852,400	726,400	—	6,578,800	6,579	360,321
Chr. Hansen Holding A/S	6,901,000	1,290,000	—	8,191,000	3,501	303,866
China Resources Enterprise, Ltd.[4]	76,826,000	44,462,000	4,420,000	116,868,000	6,383	—
Deutsche Lufthansa AG4	—	23,601,839	5,582,024	18,019,815	—	—
Nitto Denko Corp.[4]	7,695,700	4,125,400	4,446,800	7,374,300	8,112	—
					$61,190	$3,589,736

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $1,207,858,000, which represented 1.12% of the net assets of the fund.
[2]	Security did not produce income during the last 12 months.
[3]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[4]	Unaffiliated issuer at 3/31/2013.

Key to abbreviations and symbols

ADR = American Depositary Receipts

GDR = Global Depositary Receipts

A$ = Australian dollars

€ = Euros

See Notes to Financial Statements

16	EuroPacific Growth Fund

Financial statements

Statement of assets and liabilities at March 31, 2013
	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $73,247,151)	$103,612,411
Affiliated issuers (cost: $2,691,893)	3,589,736	$107,202,147
Cash denominated in currencies other than U.S. dollars (cost: $26,984)		27,008
Cash		36,786
Unrealized appreciation on open forward currency contracts		12,201
Receivables for:
Sales of investments	435,219
Sales of fund’s shares	347,339
Dividends and interest	345,330	1,127,888
		108,406,030
Liabilities:
Unrealized depreciation on open forward currency contracts		393
Payables for:
Purchases of investments	214,570
Repurchases of fund’s shares	594,400
Investment advisory services	38,726
Services provided by related parties	32,321
Trustees’ deferred compensation	3,259
Non-U.S. taxes	3,919
Other	1,783	888,978
Net assets at March 31, 2013		$107,516,659

Net assets consist of:
Capital paid in on shares of beneficial interest		$90,324,661
Distributions in excess of net investment income		(322,496)
Accumulated net realized loss		(13,753,699)
Net unrealized appreciation		31,268,193
Net assets at March 31, 2013		$107,516,659

(dollars and shares in thousands, except per share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —

unlimited shares authorized (2,549,870 total shares outstanding)

		Shares	Net asset value
	Net assets	outstanding	per share
Class A	$29,939,047	706,420	$42.38
Class B	330,136	7,831	42.16
Class C	1,896,330	45,794	41.41
Class F-1	8,288,080	196,631	42.15
Class F-2	7,827,685	184,907	42.33
Class 529-A	998,543	23,785	41.98
Class 529-B	38,983	939	41.51
Class 529-C	329,233	8,002	41.15
Class 529-E	53,238	1,278	41.65
Class 529-F-1	74,013	1,763	41.97
Class R-1	287,828	7,037	40.90
Class R-2	1,040,636	25,260	41.20
Class R-3	6,962,000	167,513	41.56
Class R-4	12,961,392	311,370	41.63
Class R-5	13,746,074	324,737	42.33
Class R-6	22,743,441	536,603	42.38

See Notes to Financial Statements

EuroPacific Growth Fund	17

Statement of operations for the year ended March 31, 2013
	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $230,001; also includes $61,190 from affiliates)	$2,300,642
Interest	14,973	$2,315,615
Fees and expenses*:
Investment advisory services	424,182
Distribution services	191,089
Transfer agent services	95,819
Administrative services	38,146
Reports to shareholders	3,292
Registration statement and prospectus	1,574
Trustees’ compensation	639
Auditing and legal	257
Custodian	22,144
State and local taxes	411
Other	1,692	779,245
Net investment income		1,536,370
Net realized gain and unrealized appreciation on investments, forward currency contracts and currency:
Net realized gain (loss) on:
Investments (includes $4,658 net loss from affiliates)	492,122
Forward currency contracts	26,507
Currency transactions	(6,225)	512,404
Net unrealized appreciation (depreciation) on:
Investments (net of non-U.S. taxes of $3,919)	7,006,230
Forward currency contracts	14,565
Currency translations	(2,248)	7,018,547
Net realized gain and unrealized appreciation on investments, forward currency contracts and currency		7,530,951
Net increase in net assets resulting from operations		$9,067,321

*	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

Statements of changes in net assets
	(dollars in thousands)

	Year ended March 31
	2013	2012
Operations:
Net investment income	$1,536,370	$1,699,729
Net realized gain (loss) on investments, forward currency contracts and currency transactions	512,404	(1,961,482)
Net unrealized appreciation (depreciation) on investments, forward currency contracts and currency translations	7,018,547	(7,061,313)
Net increase (decrease) in net assets resulting from operations	9,067,321	(7,323,066)
Dividends paid to shareholders from net investment income	(1,820,998)	(1,573,681)

Net capital share transactions	(949,939)	(3,145,194)
Total increase (decrease) in net assets	6,296,384	(12,041,941)

Net assets:
Beginning of year	101,220,275	113,262,216
End of year (including distributions in excess of net investment income: $(322,496) and $(66,008), respectively)	$107,516,659	$101,220,275

See Notes to Financial Statements

18	EuroPacific Growth Fund

Notes to financial statements

1. Organization

EuroPacific Growth Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital by investing primarily in the securities of companies based in Europe and the Pacific Basin. Shareholders approved a proposal to reorganize the fund from a Massachusetts business trust to a Delaware statutory trust. The reorganization may be completed in 2013; however, the fund reserves the right to delay the implementation.

The fund has 16 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and six retirement plan share classes (Classes R-1, R-2, R-3, R-4, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are further described below:

Contingent deferred sales
Share class	Initial sales charge	charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None

*	Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

2. Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

EuroPacific Growth Fund	19

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair value guidelines adopted by authority of the fund’s board of trustees as further described on the following page. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal

20	EuroPacific Growth Fund

restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of March 31, 2013 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Financials	$18,354,280	$—	$—	$18,354,280
Consumer discretionary	14,003,425	—	—	14,003,425
Health care	13,124,309	—	—	13,124,309
Consumer staples	11,700,646	—	—	11,700,646
Information technology	11,482,145	—	—	11,482,145
Industrials	10,265,156	—	—	10,265,156
Materials	6,070,628	214,662	—	6,285,290
Telecommunication services	5,224,797	—	—	5,224,797
Energy	4,278,386	—	—	4,278,386
Utilities	1,381,198	—	—	1,381,198
Miscellaneous	4,340,592	—	1,179	4,341,771
Bonds & notes	—	569,324	—	569,324
Short-term securities	—	6,191,420	—	6,191,420
Total	$100,225,562	$6,975,406	$1,179	$107,202,147

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$12,201	$—	$12,201
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(393)	—	(393)
Total	$—	$11,808	$—	$11,808

* Forward currency contracts are not included in the investment portfolio.

EuroPacific Growth Fund	21

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing in growth-oriented stocks — Growth-oriented stocks may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of adverse political, social, economic or market developments in the countries or regions in which the issuers operate. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the U.S. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Additionally, there may be increased settlement risks for transactions in local securities.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts based on the applicable exchange rates and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations.

Collateral — To reduce the risk to counterparties of forward currency contracts, the fund has entered into a collateral program with certain counterparties. The program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

22	EuroPacific Growth Fund

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended March 31, 2013, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2009, by state tax authorities for tax years before 2008 and by tax authorities outside the U.S. for tax years before 2005.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended March 31, 2013, the fund reclassified $28,247,000 from accumulated net realized loss to distributions in excess of net investment income and $107,000 from distributions in excess of net investment income to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after March 31, 2011, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of March 31, 2013, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed ordinary income		$526,654
Capital loss carryforward*:
No expiration	$(1,348,903)
Expiring 2017	(3,126,924)
Expiring 2018	(8,747,831)	(13,223,658)

Gross unrealized appreciation on investment securities		32,490,516
Gross unrealized depreciation on investment securities		(2,591,538)
Net unrealized appreciation on investment securities		29,898,978
Cost of investment securities		77,303,169

*	Reflects the utilization of capital loss carryforward of $434,300,000. The capital loss carryforward will be used to offset any capital gains realized by the fund in future years through the expiration dates. The fund will not make distributions from capital gains while a capital loss carryforward remains.

EuroPacific Growth Fund	23

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended March 31
Share class	2013	2012
Class A	$490,114	$482,357
Class B	2,741	2,919
Class C	16,880	14,483
Class F-1	129,588	111,637
Class F-2	144,367	103,428
Class 529-A	15,943	13,708
Class 529-B	286	286
Class 529-C	2,993	2,308
Class 529-E	726	611
Class 529-F-1	1,308	1,097
Class R-1	2,813	2,303
Class R-2	10,111	8,165
Class R-3	97,678	87,246
Class R-4	216,783	189,806
Class R-5	266,737	257,982
Class R-6	421,930	295,345
Total	$1,820,998	$1,573,681

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.690% on the first $500 million of daily net assets and decreasing to 0.397% on such assets in excess of $115 billion. For the year ended March 31, 2013, the investment advisory services fee was $424,182,000, which was equivalent to an annualized rate of 0.424% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of March 31, 2013, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

24	EuroPacific Growth Fund

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses on the accompanying financial statements. The Commonwealth of Virginia is not considered a related party.

Class-specific expenses under the agreements described above for the year ended March 31, 2013, were as follows (dollars in thousands):

	Distribution	Transfer agent	Administrative	529 plan
Share class	services	services	services	services
Class A	$ 70,142	$ 45,841	$ 2,924	Not applicable
Class B	3,736	530	Not applicable	Not applicable
Class C	18,890	2,550	947	Not applicable
Class F-1	18,797	7,908	3,791	Not applicable
Class F-2	Not applicable	5,811	3,278	Not applicable
Class 529-A	1,942	899	462	$ 913
Class 529-B	430	52	22	43
Class 529-C	3,089	341	156	308
Class 529-E	246	37	25	49
Class 529-F-1	—	65	34	67
Class R-1	2,863	327	143	Not applicable
Class R-2	7,577	3,660	512	Not applicable
Class R-3	33,096	9,536	3,327	Not applicable
Class R-4	30,281	12,032	6,110	Not applicable
Class R-5	Not applicable	6,157	6,691	Not applicable
Class R-6	Not applicable	73	9,724	Not applicable
Total class-specific expenses	$ 191,089	$ 95,819	$ 38,146	$ 1,380

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $639,000, shown on the accompanying financial statements, includes $392,000 in current fees (either paid in cash or deferred) and a net increase of $247,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

EuroPacific Growth Fund	25

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of dividends		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended March 31, 2013

Class A	$2,379,519	59,951	$475,517	11,615	$(6,351,562)	(161,770)	$(3,496,526)	(90,204)
Class B	3,948	100	2,706	66	(162,254)	(4,179)	(155,600)	(4,013)
Class C	138,887	3,547	16,361	408	(491,314)	(12,888)	(336,066)	(8,933)
Class F-1	2,600,862	66,610	127,239	3,125	(2,406,183)	(61,519)	321,918	8,216
Class F-2	2,697,120	68,073	125,753	3,078	(1,484,515)	(37,323)	1,338,358	33,828
Class 529-A	111,068	2,824	15,939	393	(123,071)	(3,150)	3,936	67
Class 529-B	753	19	286	7	(16,817)	(439)	(15,778)	(413)
Class 529-C	36,113	940	2,992	75	(52,464)	(1,378)	(13,359)	(363)
Class 529-E	6,182	158	726	18	(7,174)	(185)	(266)	(9)
Class 529-F-1	14,348	367	1,307	32	(12,105)	(308)	3,550	91
Class R-1	49,265	1,297	2,806	71	(84,127)	(2,201)	(32,056)	(833)
Class R-2	232,252	6,038	10,097	253	(369,238)	(9,634)	(126,889)	(3,343)
Class R-3	1,519,083	39,050	97,591	2,430	(2,042,380)	(52,694)	(425,706)	(11,214)
Class R-4	2,807,400	72,154	216,741	5,390	(3,426,909)	(88,172)	(402,768)	(10,628)
Class R-5	2,654,661	66,931	266,003	6,512	(4,119,258)	(104,205)	(1,198,594)	(30,762)
Class R-6	7,278,252	183,103	420,217	10,274	(4,112,562)	(102,676)	3,585,907	90,701
Total net increase (decrease)	$22,529,713	571,162	$1,782,281	43,747	$(25,261,933)	(642,721)	$(949,939)	(27,812)

Year ended March 31, 2012

Class A	$2,977,675	76,413	$467,362	13,292	$(8,334,408)	(213,809)	$(4,889,371)	(124,104)
Class B	9,334	237	2,869	82	(228,983)	(5,968)	(216,780)	(5,649)
Class C	151,841	3,934	13,945	405	(671,747)	(17,870)	(505,961)	(13,531)
Class F-1	1,734,322	44,909	109,727	3,137	(2,587,948)	(67,851)	(743,899)	(19,805)
Class F-2	1,927,103	48,796	85,272	2,429	(1,724,212)	(45,394)	288,163	5,831
Class 529-A	125,628	3,251	13,702	394	(117,430)	(3,073)	21,900	572
Class 529-B	1,223	31	286	9	(21,546)	(572)	(20,037)	(532)
Class 529-C	40,189	1,062	2,307	67	(49,915)	(1,335)	(7,419)	(206)
Class 529-E	7,062	184	611	18	(8,008)	(213)	(335)	(11)
Class 529-F-1	13,713	353	1,096	31	(14,615)	(384)	194	—
Class R-1	66,257	1,773	2,293	67	(73,592)	(1,963)	(5,042)	(123)
Class R-2	279,234	7,370	8,153	238	(435,387)	(11,523)	(148,000)	(3,915)
Class R-3	1,574,671	41,305	87,185	2,525	(1,944,965)	(50,998)	(283,109)	(7,168)
Class R-4	3,235,634	84,584	189,768	5,493	(3,646,406)	(95,339)	(221,004)	(5,262)
Class R-5	3,499,102	90,179	256,756	7,317	(4,976,672)	(129,345)	(1,220,814)	(31,849)
Class R-6	7,178,141	184,536	294,338	8,378	(2,666,159)	(68,771)	4,806,320	124,143
Total net increase (decrease)	$22,821,129	588,917	$1,535,670	43,882	$(27,501,993)	(714,408)	$(3,145,194)	(81,609)

*Includes	exchanges between share classes of the fund.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $24,769,839,000 and $25,694,184,000, respectively, during the year ended March 31, 2013.

26	EuroPacific Growth Fund

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers		Ratio of expenses to average net assets after waivers[3]		Ratio of net income to average net assets[3]

Class A:
Year ended 3/31/2013	$39.47	$.58	$3.02	$3.60	$(.69)	$—	$(.69)	$42.38	9.19%	$29,939	.86%		.86%		1.48%
Year ended 3/31/2012	42.81	.65	(3.40)	(2.75)	(.59)	—	(.59)	39.47	(6.25)	31,443	.84		.84		1.65
Year ended 3/31/2011	38.62	.54	4.22	4.76	(.57)	—	(.57)	42.81	12.39	39,417	.82		.82		1.39
Year ended 3/31/2010	25.78	.51	12.95	13.46	(.62)	—	(.62)	38.62	52.23	40,426	.85		.85		1.45
Year ended 3/31/2009	46.83	.88	(19.76)	(18.88)	(.78)	(1.39)	(2.17)	25.78	(40.54)	28,192	.83		.80		2.40
Class B:
Year ended 3/31/2013	39.20	.32	2.96	3.28	(.32)	—	(.32)	42.16	8.39	330	1.59		1.59		.81
Year ended 3/31/2012	42.39	.37	(3.34)	(2.97)	(.22)	—	(.22)	39.20	(6.95)	464	1.58		1.58		.96
Year ended 3/31/2011	38.21	.26	4.15	4.41	(.23)	—	(.23)	42.39	11.57	741	1.57		1.57		.69
Year ended 3/31/2010	25.52	.26	12.79	13.05	(.36)	—	(.36)	38.21	51.12	923	1.59		1.59		.77
Year ended 3/31/2009	46.14	.62	(19.44)	(18.82)	(.41)	(1.39)	(1.80)	25.52	(40.98)	765	1.57		1.54		1.70
Class C:
Year ended 3/31/2013	38.57	.28	2.92	3.20	(.36)	—	(.36)	41.41	8.34	1,896	1.63		1.63		.73
Year ended 3/31/2012	41.76	.34	(3.28)	(2.94)	(.25)	—	(.25)	38.57	(6.97)	2,111	1.62		1.62		.89
Year ended 3/31/2011	37.70	.23	4.10	4.33	(.27)	—	(.27)	41.76	11.51	2,851	1.61		1.61		.60
Year ended 3/31/2010	25.21	.22	12.65	12.87	(.38)	—	(.38)	37.70	51.06	2,901	1.63		1.63		.66
Year ended 3/31/2009	45.64	.58	(19.20)	(18.62)	(.42)	(1.39)	(1.81)	25.21	(41.00)	1,927	1.62		1.58		1.63
Class F-1:
Year ended 3/31/2013	39.27	.57	3.01	3.58	(.70)	—	(.70)	42.15	9.19	8,288	.85		.85		1.45
Year ended 3/31/2012	42.59	.63	(3.37)	(2.74)	(.58)	—	(.58)	39.27	(6.25)	7,399	.86		.86		1.62
Year ended 3/31/2011	38.43	.52	4.20	4.72	(.56)	—	(.56)	42.59	12.36	8,868	.85		.85		1.35
Year ended 3/31/2010	25.66	.49	12.91	13.40	(.63)	—	(.63)	38.43	52.24	8,601	.86		.86		1.39
Year ended 3/31/2009	46.62	.87	(19.68)	(18.81)	(.76)	(1.39)	(2.15)	25.66	(40.55)	5,097	.84		.81		2.38
Class F-2:
Year ended 3/31/2013	39.44	.66	3.05	3.71	(.82)	—	(.82)	42.33	9.47	7,828	.59		.59		1.67
Year ended 3/31/2012	42.80	.73	(3.39)	(2.66)	(.70)	—	(.70)	39.44	(6.02)	5,958	.58		.58		1.86
Year ended 3/31/2011	38.62	.61	4.25	4.86	(.68)	—	(.68)	42.80	12.65	6,216	.59		.59		1.54
Year ended 3/31/2010	25.78	.47	13.10	13.57	(.73)	—	(.73)	38.62	52.65	4,028	.60		.60		1.31
Period from 8/1/2008 to 3/31/2009[4]	43.75	.29	(16.05)	(15.76)	(.82)	(1.39)	(2.21)	25.78	(36.26)	806	.63	[5]	.61	[5]	1.59	[5]
Class 529-A:
Year ended 3/31/2013	39.12	.55	2.99	3.54	(.68)	—	(.68)	41.98	9.12	999	.91		.91		1.40
Year ended 3/31/2012	42.45	.61	(3.35)	(2.74)	(.59)	—	(.59)	39.12	(6.30)	928	.89		.89		1.56
Year ended 3/31/2011	38.31	.51	4.20	4.71	(.57)	—	(.57)	42.45	12.36	982	.87		.87		1.31
Year ended 3/31/2010	25.59	.48	12.86	13.34	(.62)	—	(.62)	38.31	52.14	826	.89		.89		1.37
Year ended 3/31/2009	46.53	.82	(19.59)	(18.77)	(.78)	(1.39)	(2.17)	25.59	(40.54)	497	.87		.83		2.30
Class 529-B:
Year ended 3/31/2013	38.61	.26	2.92	3.18	(.28)	—	(.28)	41.51	8.26	39	1.71		1.71		.68
Year ended 3/31/2012	41.77	.32	(3.29)	(2.97)	(.19)	—	(.19)	38.61	(7.05)	52	1.70		1.70		.83
Year ended 3/31/2011	37.68	.21	4.09	4.30	(.21)	—	(.21)	41.77	11.43	79	1.68		1.68		.56
Year ended 3/31/2010	25.20	.20	12.63	12.83	(.35)	—	(.35)	37.68	50.94	91	1.71		1.71		.59
Year ended 3/31/2009	45.71	.53	(19.20)	(18.67)	(.45)	(1.39)	(1.84)	25.20	(41.03)	63	1.69		1.65		1.49
Class 529-C:
Year ended 3/31/2013	38.36	.24	2.93	3.17	(.38)	—	(.38)	41.15	8.29	329	1.70		1.70		.62
Year ended 3/31/2012	41.60	.29	(3.26)	(2.97)	(.27)	—	(.27)	38.36	(7.05)	321	1.68		1.68		.77
Year ended 3/31/2011	37.58	.20	4.09	4.29	(.27)	—	(.27)	41.60	11.46	356	1.67		1.67		.52
Year ended 3/31/2010	25.14	.20	12.62	12.82	(.38)	—	(.38)	37.58	50.98	313	1.70		1.70		.57
Year ended 3/31/2009	45.63	.53	(19.17)	(18.64)	(.46)	(1.39)	(1.85)	25.14	(41.05)	191	1.68		1.65		1.49
Class 529-E:
Year ended 3/31/2013	38.82	.44	2.97	3.41	(.58)	—	(.58)	41.65	8.86	53	1.17		1.17		1.14
Year ended 3/31/2012	42.11	.50	(3.32)	(2.82)	(.47)	—	(.47)	38.82	(6.58)	50	1.16		1.16		1.29
Year ended 3/31/2011	38.02	.39	4.16	4.55	(.46)	—	(.46)	42.11	12.03	55	1.16		1.16		1.02
Year ended 3/31/2010	25.41	.37	12.77	13.14	(.53)	—	(.53)	38.02	51.73	46	1.19		1.19		1.08
Year ended 3/31/2009	46.17	.71	(19.42)	(18.71)	(.66)	(1.39)	(2.05)	25.41	(40.73)	28	1.17		1.14		2.00

See page 28 for footnotes.

EuroPacific Growth Fund	27

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers		Ratio of expenses to average net assets after waivers[3]		Ratio of net income to average net assets[3]

Class 529-F-1:
Year ended 3/31/2013	$39.11	$.63	$3.00	$3.63	$(.77)	$—	$(.77)	$41.97	9.37%	$74	.70%		.70%		1.60%
Year ended 3/31/2012	42.45	.69	(3.36)	(2.67)	(.67)	—	(.67)	39.11	(6.09)	65	.68		.68		1.78
Year ended 3/31/2011	38.30	.58	4.22	4.80	(.65)	—	(.65)	42.45	12.58	71	.66		.66		1.50
Year ended 3/31/2010	25.57	.55	12.86	13.41	(.68)	—	(.68)	38.30	52.47	56	.69		.69		1.58
Year ended 3/31/2009	46.54	.88	(19.60)	(18.72)	(.86)	(1.39)	(2.25)	25.57	(40.44)	33	.67		.64		2.48
Class R-1:
Year ended 3/31/2013	38.12	.27	2.90	3.17	(.39)	—	(.39)	40.90	8.36	288	1.61		1.61		.72
Year ended 3/31/2012	41.34	.32	(3.24)	(2.92)	(.30)	—	(.30)	38.12	(6.98)	300	1.61		1.61		.85
Year ended 3/31/2011	37.36	.21	4.08	4.29	(.31)	—	(.31)	41.34	11.52	330	1.62		1.62		.57
Year ended 3/31/2010	25.01	.20	12.57	12.77	(.42)	—	(.42)	37.36	51.08	279	1.64		1.64		.59
Year ended 3/31/2009	45.45	.54	(19.09)	(18.55)	(.50)	(1.39)	(1.89)	25.01	(41.01)	143	1.61		1.57		1.55
Class R-2:
Year ended 3/31/2013	38.39	.28	2.92	3.20	(.39)	—	(.39)	41.20	8.41	1,041	1.60		1.60		.74
Year ended 3/31/2012	41.60	.33	(3.26)	(2.93)	(.28)	—	(.28)	38.39	(7.00)	1,098	1.62		1.62		.87
Year ended 3/31/2011	37.56	.23	4.09	4.32	(.28)	—	(.28)	41.60	11.54	1,353	1.61		1.61		.60
Year ended 3/31/2010	25.13	.20	12.62	12.82	(.39)	—	(.39)	37.56	51.02	1,303	1.66		1.66		.60
Year ended 3/31/2009	45.62	.53	(19.17)	(18.64)	(.46)	(1.39)	(1.85)	25.13	(41.05)	784	1.68		1.64		1.51
Class R-3:
Year ended 3/31/2013	38.73	.46	2.96	3.42	(.59)	—	(.59)	41.56	8.87	6,962	1.14		1.14		1.18
Year ended 3/31/2012	42.01	.51	(3.31)	(2.80)	(.48)	—	(.48)	38.73	(6.52)	6,922	1.14		1.14		1.32
Year ended 3/31/2011	37.93	.41	4.13	4.54	(.46)	—	(.46)	42.01	12.03	7,810	1.13		1.13		1.06
Year ended 3/31/2010	25.35	.38	12.75	13.13	(.55)	—	(.55)	37.93	51.80	7,131	1.15		1.15		1.10
Year ended 3/31/2009	46.04	.77	(19.41)	(18.64)	(.66)	(1.39)	(2.05)	25.35	(40.70)	4,139	1.11		1.08		2.14
Class R-4:
Year ended 3/31/2013	38.79	.57	2.98	3.55	(.71)	—	(.71)	41.63	9.20	12,961	.85		.85		1.47
Year ended 3/31/2012	42.09	.62	(3.33)	(2.71)	(.59)	—	(.59)	38.79	(6.25)	12,490	.85		.85		1.61
Year ended 3/31/2011	38.00	.51	4.16	4.67	(.58)	—	(.58)	42.09	12.35	13,775	.85		.85		1.32
Year ended 3/31/2010	25.37	.50	12.76	13.26	(.63)	—	(.63)	38.00	52.21	11,204	.86		.86		1.43
Year ended 3/31/2009	46.17	.81	(19.43)	(18.62)	(.79)	(1.39)	(2.18)	25.37	(40.53)	7,290	.85		.82		2.29
Class R-5:
Year ended 3/31/2013	39.43	.70	3.02	3.72	(.82)	—	(.82)	42.33	9.54	13,746	.55		.55		1.78
Year ended 3/31/2012	42.78	.76	(3.40)	(2.64)	(.71)	—	(.71)	39.43	(5.99)	14,016	.55		.55		1.93
Year ended 3/31/2011	38.59	.65	4.22	4.87	(.68)	—	(.68)	42.78	12.70	16,572	.55		.55		1.65
Year ended 3/31/2010	25.75	.63	12.93	13.56	(.72)	—	(.72)	38.59	52.70	16,716	.56		.56		1.80
Year ended 3/31/2009	46.86	.93	(19.74)	(18.81)	(.91)	(1.39)	(2.30)	25.75	(40.37)	13,529	.54		.51		2.60
Class R-6:
Year ended 3/31/2013	39.48	.70	3.04	3.74	(.84)	—	(.84)	42.38	9.58	22,744	.50		.50		1.76
Year ended 3/31/2012	42.85	.73	(3.36)	(2.63)	(.74)	—	(.74)	39.48	(5.94)	17,603	.50		.50		1.88
Year ended 3/31/2011	38.65	.63	4.28	4.91	(.71)	—	(.71)	42.85	12.78	13,786	.50		.50		1.61
Period from 5/1/2009 to 3/31/2010[4]	28.64	.42	10.30	10.72	(.71)	—	(.71)	38.65	37.43	7,635	.52	[5]	.52	[5]	1.26	[5]

	Year ended March 31
	2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes	27%	24%	31%	26%	41%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services.
[4]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[5]	Annualized.

See Notes to Financial Statements

28	EuroPacific Growth Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of EuroPacific Growth Fund:

We have audited the accompanying statement of assets and liabilities of EuroPacific Growth Fund (the “Fund”), including the summary investment portfolio, as of March 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of EuroPacific Growth Fund as of March 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California

May 9, 2013

EuroPacific Growth Fund	29

Expense example	unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (October 1, 2012, through March 31, 2013).

Actual expenses:

The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

30	EuroPacific Growth Fund

	Beginning	Ending
	account value	account value	Expenses paid	Annualized
	10/1/2012	3/31/2013	during period*	expense ratio
Class A — actual return	$1,000.00	$1,085.52	$4.47	.86%
Class A — assumed 5% return	1,000.00	1,020.64	4.33	.86
Class B — actual return	1,000.00	1,081.66	8.25	1.59
Class B — assumed 5% return	1,000.00	1,017.00	8.00	1.59
Class C — actual return	1,000.00	1,081.42	8.46	1.63
Class C — assumed 5% return	1,000.00	1,016.80	8.20	1.63
Class F-1 — actual return	1,000.00	1,085.45	4.42	.85
Class F-1 — assumed 5% return	1,000.00	1,020.69	4.28	.85
Class F-2 — actual return	1,000.00	1,086.74	3.12	.60
Class F-2 — assumed 5% return	1,000.00	1,021.94	3.02	.60
Class 529-A — actual return	1,000.00	1,085.10	4.68	.90
Class 529-A — assumed 5% return	1,000.00	1,020.44	4.53	.90
Class 529-B — actual return	1,000.00	1,080.92	8.82	1.70
Class 529-B — assumed 5% return	1,000.00	1,016.45	8.55	1.70
Class 529-C — actual return	1,000.00	1,081.13	8.77	1.69
Class 529-C — assumed 5% return	1,000.00	1,016.50	8.50	1.69
Class 529-E — actual return	1,000.00	1,083.86	6.08	1.17
Class 529-E — assumed 5% return	1,000.00	1,019.10	5.89	1.17
Class 529-F-1 — actual return	1,000.00	1,086.48	3.59	.69
Class 529-F-1 — assumed 5% return	1,000.00	1,021.49	3.48	.69
Class R-1 — actual return	1,000.00	1,081.31	8.35	1.61
Class R-1 — assumed 5% return	1,000.00	1,016.90	8.10	1.61
Class R-2 — actual return	1,000.00	1,081.79	8.20	1.58
Class R-2 — assumed 5% return	1,000.00	1,017.05	7.95	1.58
Class R-3 — actual return	1,000.00	1,083.97	5.87	1.13
Class R-3 — assumed 5% return	1,000.00	1,019.30	5.69	1.13
Class R-4 — actual return	1,000.00	1,085.63	4.37	.84
Class R-4 — assumed 5% return	1,000.00	1,020.74	4.23	.84
Class R-5 — actual return	1,000.00	1,087.16	2.81	.54
Class R-5 — assumed 5% return	1,000.00	1,022.24	2.72	.54
Class R-6 — actual return	1,000.00	1,087.56	2.60	.50
Class R-6 — assumed 5% return	1,000.00	1,022.44	2.52	.50

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

EuroPacific Growth Fund	31

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through December 31, 2013. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the factors discussed here, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing long-term growth of capital. They compared the fund’s total returns with those of other relevant funds (including the other funds that are the basis of the Lipper index for the category in which the fund is included) and market data such as relevant market indices, in each case as available at the time of the related board and committee meetings. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee concluded that the fund’s long-term results have been satisfactory and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses remain significantly below those of most other relevant funds. The board and the committee also noted the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the advisory fees paid by clients of an affiliate of CRMC. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational and regulatory differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

32	EuroPacific Growth Fund

4. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended March 31, 2013:

Foreign taxes	$0.09 per share
Foreign source income	$0.99 per share
Qualified dividend income	100%
U.S. government income that may be exempt from state taxation	$4,101,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2014, to determine the calendar year amounts to be included on their 2013 tax returns. Shareholders should consult their tax advisors.

EuroPacific Growth Fund	33

Other share class results (Classes B, C, F and 529)	unaudited

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

For information regarding the differences among the various share classes, refer to the fund prospectus.

Average annual total returns for periods ended March 31, 2013:

			10 years/
	1 year	5 years	Life of class[1]
Class B shares[2]
Reflecting applicable contingent deferred sales charge (CDSC), maximum of 5%, payable only if shares are sold within six years of purchase	3.39%	–0.29%	10.82%
Not reflecting CDSC	8.39	0.07	10.82

Class C shares
Reflecting CDSC, maximum of 1%, payable only if shares are sold within one year of purchase	7.34	0.03	10.59
Not reflecting CDSC	8.34	0.03	10.59

Class F-1 shares[3]
Not reflecting annual asset-based fee charged by sponsoring firm	9.19	0.80	11.45

Class F-2 shares[3] — first sold 8/1/08
Not reflecting annual asset-based fee charged by sponsoring firm	9.47	—	2.61

Class 529-A shares[4]
Reflecting 5.75% maximum sales charge	2.84	–0.41	10.77
Not reflecting maximum sales charge	9.12	0.77	11.43

Class 529-B shares[2,4]
Reflecting applicable CDSC, maximum of 5%, payable only if shares are sold within six years of purchase	3.26	–0.41	10.68
Not reflecting CDSC	8.26	–0.04	10.68

Class 529-C shares[4]
Reflecting CDSC, maximum of 1%, payable only if shares are sold within one year of purchase	7.29	–0.03	10.51
Not reflecting CDSC	8.29	–0.03	10.51

Class 529-E shares[3,4]	8.86	0.49	11.08

Class 529-F-1 shares[3,4]
Not reflecting annual asset-based fee charged by sponsoring firm	9.37	0.98	11.57

[1]	Applicable to Class F-2 shares only. All other share classes reflect 10-year results.
[2]	These shares are not available for purchase.
[3]	These shares are sold without any initial or contingent deferred sales charge.
[4]	Results shown do not reflect the $10 account setup fee and an annual $10 account maintenance fee.

34	EuroPacific Growth Fund

Board of trustees and other officers

“Independent” trustees1

Name and age	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex[3] overseen by trustee	Other directorships[4] held by trustee
Elisabeth Allison, 66	1991	Director, The Stanton Foundation; former Senior Business Advisor, Harvard Medical School	3	None
Vanessa C. L. Chang, 60	2005	Director, EL & EL Investments (real estate)	6	Edison International; Transocean Ltd.
Nicholas Donatiello, Jr., 52	2008	President and CEO, Odyssey Ventures, Inc. (business strategy and marketing consulting)	3	Dolby Laboratories, Inc.
Koichi Itoh, 72 Chairman of the Board (Independent and Non-Executive)	1994	Chairman of the Board, Itoh Building Co., Ltd. (building management)	6	None
William H. Kling, 71	1987	President Emeritus, American Public Media	10	None
William I. Miller, 57	1992	President, The Wallace Foundation; Chairman of the Board, Irwin Management Company; former Chairman of the Board and CEO, Irwin Financial Corporation	3	Cummins, Inc.
Alessandro Ovi, 69	2002	Publisher and Editor, Technology Review; President, TechRev.srl; former Special Advisor to the Italian Prime Minister; former Special Advisor to the President of the European Commission	3	Guala Closures SpA; Landi Renzo SpA; ST Microelectronics SNV

Robert A. Fox and John G. McDonald, trustees of the fund since 1984, and Jaime Chico Pardo, a trustee of the fund since 2011, have retired from the board. The trustees thank Messrs. Fox and Pardo and Prof. McDonald for their dedication and service to the fund.

“Interested” trustees5,6

Name, age and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex[3] overseen by trustee	Other directorships[4] held by trustee
Michael J. Thawley, 63 Vice Chairman of the Board	2008	Senior Vice President, Capital Research and Management Company; Senior Vice President and International Advisor, Capital Strategy Research, Inc.;[7] former Australian Ambassador to the United States	5	None
Carl M. Kawaja, 48 President	2003	Senior Vice President — Capital World Investors, Capital Research and Management Company; Director, Capital International, Inc.;[7] Chairman of the Board Capital International Asset Management (Canada), Inc.;[7] Director, The Capital Group Companies, Inc.[7]	1	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 36 for footnotes.

EuroPacific Growth Fund	35

Other officers6

Name, age and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Mark E. Denning, 55 Executive Vice President	1994	Director, Capital Research and Management Company; Senior Vice President — Capital Research Global Investors, Capital Research Company[7]

Stephen E. Bepler, 70 Senior Vice President	1984	Senior Vice President — Capital Research Global Investors, Capital Research Company[7]

Jonathan Knowles, Ph.D., 52 Senior Vice President	2012	Director, Capital Research and Management Company; Senior Vice President — Capital World Investors, Capital Research Company[7]

Sung Lee, 46 Senior Vice President	2003	Senior Vice President — Capital Research Global Investors, Capital Research Company[7]

Robert W. Lovelace, 50 Senior Vice President	1996	Executive Vice President and Director, Capital Research and Management Company; Senior Vice President — Capital International Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]

Walter R. Burkley, 46 Vice President	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Director, Capital Research Company[7]

Michael J. Downer, 58 Vice President	2004	Director, Senior Vice President and Secretary, Capital Research and Management Company; Director, American Funds Distributors, Inc.;[7] Chairman of the Board, Capital Bank and Trust Company[7]

Nicholas J. Grace, 47 Vice President	2004	Senior Vice President — Capital World Investors, Capital Research Company[7]

Jesper Lyckeus, 45 Vice President	2010	Senior Vice President — Capital Research Global Investors, Capital Research Company[7]

Joerg Sponer, 41 Vice President	2010	Senior Vice President — Capital Research Global Investors, Capital Research Company[7]

Vincent P. Corti, 56 Secretary	1984	Vice President — Fund Business Management Group, Capital Research and Management Company

Brian C. Janssen, 41 Treasurer	2010	Vice President — Fund Business Management Group, Capital Research and Management Company

Dori Laskin, 61 Assistant Treasurer	2010	Vice President — Fund Business Management Group, Capital Research and Management Company

Ari M. Vinocor, 38 Assistant Treasurer	2011	Vice President — Fund Business Management Group, Capital Research and Management Company

[1]	The term “independent” trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	Capital Research and Management Company manages the American Funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 19 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs; American Funds Portfolio Series,SM which is composed of eight funds; and American Funds College Target Date Series,SM which is composed of seven funds.
[4]	This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[5]	“Interested persons” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

36	EuroPacific Growth Fund

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
K&L Gates LLP
Four Embarcadero Center, Suite 1200
San Francisco, CA 94111-5994

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete March 31, 2013, portfolio of EuroPacific Growth Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

EuroPacific Growth Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of EuroPacific Growth Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 2013, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds Advantage

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 25 years of investment experience, including 20 years at our company, reflecting a career commitment to our long-term approach.1

The Capital SystemSM

Our investment process, The Capital System, combines individual accountability with teamwork. Each fund is divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record

Our equity funds have beaten their Lipper peer indexes in 90% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 58% of 10-year periods and 63% of 20-year periods.2 Our fund management fees have been among the lowest in the industry.3

[1]	Portfolio manager experience as of December 31, 2012.

[2]	Based on Class A share results for rolling periods through December 31, 2012. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date.

[3]	Based on management fees for the 20-year period ended December 31, 2012, versus comparable Lipper categories, excluding funds of funds.

Printed on paper containing 10% post-consumer waste Printed with inks containing soy and/or vegetable oil

Lit. No. MFGEARX-016-0513P Litho in USA AGD/Q/8055-S33528

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Vanessa C.L. Chang, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2012	$107,000
2013	$113,000

b) Audit-Related Fees:
2012	$42,000
2013	$35,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2012	$29,000
2013	$20,000

The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns including returns relating to the Registrant’s investments in non-U.S. jurisdictions.

d) All Other Fees:
2012	None
2013	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2012	$915,000
2013	$1,240,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2012	$43,000
2013	$26,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2012	$2,000
2013	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,569,000 for fiscal year 2012 and $1,855,000 for fiscal year 2013. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

EuroPacific Growth Fund® Investment Portfolio March 31, 2013

Common stocks 93.42%
		Value
Financials 17.07%	Shares	(000)

Barclays PLC	365,774,023	$1,618,033
Prudential PLC	92,393,984	1,495,034
Housing Development Finance Corp. Ltd.	71,631,730	1,088,973
Sberbank of Russia (ADR)	50,707,875	649,112
Sberbank of Russia (GDR)[1]	18,040,109	231,274
Agricultural Bank of China, Class H	1,585,826,000	759,961
AIA Group Ltd.	166,035,600	727,232
AXA SA	38,503,268	661,778
HDFC Bank Ltd.	57,345,000	659,810
Société Générale[2]	16,391,896	538,473
Credit Suisse Group AG	20,101,413	527,163
Bank of Ireland[2,3]	2,410,600,276	472,719
HSBC Holdings PLC (United Kingdom)	41,715,767	440,663
Axis Bank Ltd.	17,568,985	420,459
Hana Financial Group Inc.	11,668,630	414,789
Fairfax Financial Holdings Ltd.	711,291	278,214
Fairfax Financial Holdings Ltd. (CAD denominated)	325,000	126,866
UniCredit SpA[2]	92,721,238	395,740
Siam Commercial Bank PCL	63,089,800	387,781
Kotak Mahindra Bank Ltd.	31,467,137	378,069
Brookfield Asset Management Inc., Class A	10,352,000	377,745
ICICI Bank Ltd.	18,278,406	351,510
Mizuho Financial Group, Inc.	145,055,000	306,595
BNP Paribas SA	5,901,298	302,850
Bank of China Ltd., Class H	596,347,000	276,563
Ayala Land, Inc.	331,283,600	265,449
Link Real Estate Investment Trust	44,960,193	244,997
Toronto-Dominion Bank	2,795,000	232,644
Banco Santander, SA2	33,431,157	224,613
Deutsche Bank AG	5,732,146	223,456
Itaú Unibanco Holding SA, preferred nominative	6,150,000	109,468
Itaú Unibanco Holding SA, preferred nominative (ADR)	5,692,599	101,328
Sampo Oyj, Class A	5,417,722	208,317
Banco Bradesco SA, preferred nominative	11,570,515	195,365
Henderson Land Development Co. Ltd.	27,669,352	189,272
Industrial and Commercial Bank of China Ltd., Class H	244,003,755	170,997
DNB ASA	11,417,796	167,397
Banco Bilbao Vizcaya Argentaria, SA	18,551,456	160,807
UBS AG	9,861,786	151,065
Resona Holdings, Inc.	27,900,000	144,612
Westfield Group	11,640,000	131,516
PartnerRe Ltd.	1,395,000	129,889
Sun Hung Kai Properties Ltd.	9,162,636	123,465
Türkiye Garanti Bankasi AS	22,163,923	118,286
Royal Bank of Scotland Group PLC[2]	26,993,060	112,988
Hongkong Land Holdings Ltd.	13,800,000	102,258
Bancolombia SA (ADR)	1,530,000	96,773
China Construction Bank Corp., Class H	114,490,000	93,508
ING Groep NV, depository receipts[2]	12,740,000	90,413
Bank of Nova Scotia	1,500,000	87,256
China Pacific Insurance (Group) Co., Ltd., Class H	25,776,000	84,840
CITIC Securities Co. Ltd., Class H	38,043,500	82,237
Woori Finance Holdings Co., Ltd.	6,964,000	79,492
Daito Trust Construction Co., Ltd.	897,700	76,469
Samsung Card Co., Ltd.	1,946,990	69,210
Banco Santander (Brasil) SA, units	7,946,600	57,420
Banco Santander (Brasil) SA, units (ADR)	1,003,400	7,285
Lloyds Banking Group PLC[2]	87,359,895	64,626
Svenska Handelsbanken AB, Class A	1,265,000	54,066
Chongqing Rural Commercial Bank Co., Ltd., Class H	28,225,000	15,090
		18,354,280

Consumer discretionary 13.02%

Honda Motor Co., Ltd.	27,662,250	1,044,496
Volkswagen AG, nonvoting preferred	4,923,575	978,135
Rakuten, Inc.	58,282,000	592,415
adidas AG	5,658,000	586,965
Hyundai Motor Co.	2,864,390	576,688
Bayerische Motoren Werke AG	6,587,100	568,277
Hyundai Mobis Co., Ltd.	1,943,146	537,046
Sands China Ltd.	93,499,200	484,804
Renault SA	7,515,987	470,825
Industria de Diseño Textil, SA	3,463,000	458,944
Kia Motors Corp.	8,438,717	421,708
Tata Motors Ltd.	82,447,349	408,293
Naspers Ltd., Class N	6,425,000	399,670
Nissan Motor Co., Ltd.	39,488,500	379,576
Nikon Corp.	15,559,000	368,690
Li & Fung Ltd.	265,794,000	366,371
Toyota Motor Corp.	6,755,000	348,691
Publicis Groupe SA	4,997,000	335,027
Cie. Générale des Établissements Michelin	3,506,615	293,261
Hero MotoCorp Ltd.	9,975,363	283,018
Nokian Renkaat Oyj	6,206,000	276,012
Shangri-La Asia Ltd.	125,278,000	245,308
WPP PLC	14,862,600	236,880
Swatch Group Ltd, non-registered shares	400,000	232,458
PT Astra International Tbk	269,044,000	218,724
Daimler AG	3,963,400	215,616
Melco Crown Entertainment Ltd. (ADR)[2]	8,914,000	208,053
British Sky Broadcasting Group PLC	15,305,161	205,332
Burberry Group PLC	8,922,000	180,154
Paddy Power PLC	1,948,937	175,856
LVMH Moët Hennessey-Louis Vuitton SA	980,000	168,187
TOD’S SpA	1,091,800	156,308
Ctrip.com International, Ltd. (ADR)[2]	6,807,000	145,534
Intercontinental Hotels Group PLC	4,615,333	140,737
Mahindra & Mahindra Ltd.	8,840,000	140,090
Belle International Holdings Ltd.	81,200,000	134,939
Fast Retailing Co., Ltd.	331,400	107,885
Techtronic Industries Co. Ltd.	43,815,000	106,679
Suzuki Motor Corp.	3,946,333	88,483
Carnival PLC	2,500,000	87,515
JCDecaux SA	3,087,000	84,592
SEGA SAMMY HOLDINGS INC.	3,820,000	77,536
H & M Hennes & Mauritz AB, Class B	2,056,450	73,533
Yamada Denki Co., Ltd.	1,586,190	72,360
MGM China Holdings Ltd.	32,839,600	70,226
Maruti Suzuki India Ltd.	2,972,270	70,066
Isuzu Motors Ltd.	9,665,000	56,974
Kingfisher PLC	12,308,817	53,823
Reed Elsevier PLC	3,843,000	45,601
Whitbread PLC	642,382	25,064
		14,003,425

Health care 12.21%

Novo Nordisk A/S, Class B	22,352,016	3,631,132
Novartis AG	31,919,725	2,266,658
Bayer AG	20,012,384	2,064,045
Teva Pharmaceutical Industries Ltd. (ADR)	25,949,300	1,029,668
UCB SA3	12,702,491	810,783
CSL Ltd.	12,278,329	757,317
Roche Holding AG	3,030,000	704,985
Fresenius SE & Co. KGaA	3,241,909	400,100
Sonova Holding AG	2,660,000	318,970
Grifols, SA, Class A2	6,050,000	224,293
Grifols, SA, Class B2	937,750	26,899
Fresenius Medical Care AG & Co. KGaA	3,322,000	224,174
Sysmex Corp.	3,206,800	197,211
William Demant Holding A/S2	2,333,900	195,511
Merck KGaA	1,098,724	165,749
Sinopharm Group Co. Ltd., Class H	33,100,000	106,814
		13,124,309

Consumer staples 10.88%

Nestlé SA	22,400,400	1,618,979
Anheuser-Busch InBev NV	15,444,723	1,529,203
British American Tobacco PLC	24,714,999	1,324,414
Pernod Ricard SA	7,990,305	995,545
Associated British Foods PLC	19,280,000	556,861
Shoprite Holdings Ltd.	24,362,000	483,589
L’Oréal SA, non-registered shares	2,936,000	465,492
Alimentation Couche-Tard Inc., Class B	8,255,600	447,329
Japan Tobacco Inc.	14,004,300	446,234
Koninklijke Ahold NV	24,513,000	375,606
ITC Ltd.	64,556,298	367,561
Danone SA	5,179,895	360,369
SABMiller PLC	6,829,704	359,449
China Resources Enterprise, Ltd.	116,868,000	346,271
Charoen Pokphand Foods PCL	274,671,000	307,170
OJSC Magnit (GDR)	5,520,000	249,228
Hengan International Group Co. Ltd.	23,852,000	233,370
Coca-Cola Amatil Ltd.	14,600,955	221,685
Wal-Mart de México, SAB de CV, Series V	65,671,436	214,732
Unilever NV, depository receipts	4,000,000	163,827
Coca-Cola Hellenic Bottling Co. SA	5,700,000	152,689
Asahi Group Holdings, Ltd.	5,070,000	121,109
Woolworths Ltd.	3,350,626	117,899
Carlsberg A/S, Class B	947,461	92,187
Unilever PLC	1,545,000	65,352
Wesfarmers Ltd.	1,498,120	62,715
Treasury Wine Estates Ltd.	3,676,000	21,781
		11,700,646

Information technology 10.68%

Samsung Electronics Co. Ltd.	1,752,550	2,405,306
Samsung Electronics Co. Ltd., nonvoting preferred	48,800	38,422
Taiwan Semiconductor Manufacturing Co. Ltd.	425,265,136	1,429,283
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	5,822,723	100,093
Murata Manufacturing Co., Ltd.[3]	15,308,200	1,139,782
Tencent Holdings Ltd.	31,760,000	1,009,761
Baidu, Inc., Class A (ADR)[2]	8,763,744	768,580
SAP AG	6,295,500	504,309
SAP AG (ADR)	2,955,000	237,996
Nintendo Co., Ltd.	6,482,100	696,060
ASML Holding NV	8,039,611	540,670
Infineon Technologies AG3	63,615,947	502,265
ARM Holdings PLC	26,970,000	377,397
NetEase, Inc. (ADR)[3]	6,578,800	360,321
Quanta Computer Inc.	149,100,005	331,583
Hexagon AB, Class B	9,470,662	257,979
Hirose Electric Co., Ltd.	1,242,300	167,707
Delta Electronics, Inc.	23,843,603	101,666
HTC Corp.	10,902,150	89,142
DeNA Co., Ltd.	3,250,000	88,197
TDK Corp.	2,047,500	71,113
ZTE Corp., Class H	40,404,000	69,746
HOYA Corp.	3,380,000	62,897
Mail.Ru Group Ltd. (GDR)	1,025,000	28,393
Mail.Ru Group Ltd. (GDR)[1]	735,000	20,360
Keyence Corp.	159,500	48,502
Nokia Corp.	10,700,000	34,615
		11,482,145

Industrials 9.55%

European Aeronautic Defence and Space Co. EADS NV	12,188,151	620,176
Atlas Copco AB, Class B	10,332,000	260,988
Atlas Copco AB, Class A	9,085,330	257,940
Ryanair Holdings PLC (ADR)	12,191,120	509,345
Rolls-Royce Holdings PLC[2]	28,505,159	489,395
Schneider Electric SA	6,313,592	461,251
Siemens AG	4,119,000	443,621
Experian PLC	24,248,000	419,990
ASSA ABLOY AB, Class B	10,072,804	411,340
KONE Oyj, Class B	5,044,000	396,621
Jardine Matheson Holdings Ltd.	5,994,000	390,209
Deutsche Lufthansa AG	18,019,815	351,867
Mitsubishi Heavy Industries, Ltd.	57,131,000	324,642
Wolseley PLC	5,784,306	287,644
Legrand SA	6,451,090	281,290
AB Volvo, Class B	18,000,000	261,732
Geberit AG	1,055,000	259,571
Hutchison Whampoa Ltd.	23,802,000	248,059
Kubota Corp.	17,332,000	246,311
Weir Group PLC	7,150,000	245,838
Bureau Veritas SA	1,888,500	235,030
ABB Ltd	9,900,000	223,150
Komatsu Ltd.	9,200,000	219,764
Meggitt PLC	29,391,547	219,261
Marubeni Corp.	25,800,000	192,644
Qantas Airways Ltd.[2]	91,220,000	169,561
SMC Corp.	864,700	166,970
Andritz AG	2,367,445	158,818
FANUC CORP.	995,700	153,242
Canadian Pacific Railway Ltd.	1,154,000	150,520
Beijing Enterprises Holdings Ltd.	16,047,000	123,620
International Consolidated Airlines Group, SA (CDI)[2]	30,070,400	115,681
A.P. Moller-Maersk A/S, Class B	14,144	110,388
Vallourec SA	2,043,000	98,194
SGS SA	38,834	95,179
Nabtesco Corp.	4,500,000	92,485
Serco Group PLC	9,292,800	88,526
Air France-KLM[2]	8,160,720	76,983
VINCI SA	1,696,000	76,397
Fiat Industrial SpA	6,700,000	75,311
Alstom SA	1,400,000	56,972
Aggreko PLC	2,078,470	56,274
China Merchants Holdings (International) Co., Ltd.	15,264,144	50,044
Kühne + Nagel International AG	330,000	35,958
Hutchison Port Holdings Trust	35,100,000	29,835
Jardine Strategic Holdings Ltd.	670,000	26,519
		10,265,156

Materials 5.85%

Syngenta AG	1,717,315	715,962
Linde AG	2,668,739	496,147
Nitto Denko Corp.	7,374,300	436,270
BASF SE	4,436,500	388,485
UltraTech Cement Ltd.	10,584,526	363,973
PT Semen Indonesia (Persero) Tbk	188,657,000	343,631
Impala Platinum Holdings Ltd.	23,202,191	341,646
Amcor Ltd.	33,954,916	328,131
Chr. Hansen Holding A/S3	8,191,000	303,866
Holcim Ltd	3,758,180	299,317
First Quantum Minerals Ltd.	14,691,600	279,331
POSCO	734,000	215,067
Rio Tinto PLC	4,388,700	205,707
Xstrata PLC	12,208,984	198,111
Glencore International PLC	35,420,000	191,637
Givaudan SA	138,832	170,425
Grasim Industries Ltd. (GDR)[4]	1,423,346	73,676
Grasim Industries Ltd.	1,350,072	69,883
L’Air Liquide SA, bonus shares[4]	1,160,572	140,986
Koninklijke DSM NV	1,515,979	88,233
BHP Billiton PLC	3,000,000	87,287
Orica Ltd.	3,218,819	81,954
Akzo Nobel NV	1,290,000	81,876
CRH PLC	3,441,000	75,946
LG Chem, Ltd.	250,300	60,292
ArcelorMittal	4,514,000	58,145
Titan Cement Co. SA2	3,233,575	53,878
Potash Corp. of Saskatchewan Inc.	1,340,000	52,595
Ambuja Cements Ltd.	13,793,000	44,209
JFE Holdings, Inc.	2,058,000	38,624
		6,285,290

Telecommunication services 4.86%

SOFTBANK CORP.	55,673,200	2,566,348
MTN Group Ltd.	40,007,452	701,532
Vodafone Group PLC	177,469,919	503,146
Axiata Group Bhd.	120,541,000	256,926
América Móvil, SAB de CV, Series L (ADR)	10,776,069	225,866
América Móvil, SAB de CV, Series L	16,000,000	16,951
China Telecom Corp. Ltd., Class H	393,932,000	198,423
TeliaSonera AB	22,175,000	158,344
Iliad SA	657,500	139,849
OJSC Mobile TeleSystems (ADR)	5,872,000	121,785
OJSC MegaFon (GDR)[1,2]	3,070,600	95,189
OJSC MegaFon (GDR)[2]	429,400	13,311
Advanced Info Service PCL	10,256,500	84,055
Millicom International Cellular SA (SDR)	920,561	73,533
Portugal Telecom, SGPS, SA	7,250,000	35,906
Telekomunikacja Polska SA	12,490,114	25,565
Taiwan Mobile Co., Ltd.	2,377,000	8,068
		5,224,797

Energy 3.98%

BP PLC	137,466,864	960,548
Royal Dutch Shell PLC, Class B	12,491,000	414,674
Royal Dutch Shell PLC, Class A	3,195,000	103,154
Royal Dutch Shell PLC, Class B (ADR)	1,292,999	86,398
Royal Dutch Shell PLC, Class A (ADR)	1,000,000	65,160
Canadian Natural Resources, Ltd.	19,022,600	609,719
Petróleo Brasileiro SA – Petrobras, ordinary nominative (ADR)	7,614,000	126,164
INPEX CORP.	55,250	293,415
KunLun Energy Co. Ltd.	113,000,000	240,190
Transocean Ltd.[2]	4,554,961	236,676
BG Group PLC	13,650,000	234,145
OJSC Gazprom (ADR)	20,826,000	178,062
Crescent Point Energy Corp.	3,430,000	129,450
Oil Search Ltd.	14,500,000	112,190
Cairn India Ltd.	16,000,000	80,206
Cenovus Energy Inc.	2,557,600	79,183
TOTAL SA	1,650,000	78,999
CNOOC Ltd.	39,400,100	75,728
EnCana Corp.	3,300,000	64,218
Eni SpA	2,568,000	57,698
Essar Energy PLC[2]	24,995,900	52,409

		4,278,386
Utilities 1.29%

Power Assets Holdings Ltd.	43,010,000	405,854
Power Grid Corp. of India Ltd.	162,690,336	316,700
Hong Kong and China Gas Co. Ltd.	93,896,539	273,975
National Grid PLC	14,350,000	166,791
Cheung Kong Infrastructure Holdings Ltd.	12,263,000	84,122
GDF SUEZ	3,310,102	63,723
E.ON SE	3,000,000	52,370
Cia. Energética de Minas Gerais – CEMIG, preferred nominative (ADR)	929,645	11,016
SUEZ Environnement Co.	521,250	6,647
		1,381,198

Miscellaneous 4.03%

Other common stocks in initial period of acquisition		4,341,771
Total common stocks (cost: $69,179,016,000)		100,441,403
Bonds & notes 0.53%
	Principal amount
U.S. Treasury bonds & notes 0.53%	(000)

U.S. Treasury 3.50% 2013	$ 100,000	100,564
U.S. Treasury 0.25% 2014	250,000	250,205
U.S. Treasury 1.25% 2014	216,500	218,555
Total bonds & notes (cost: $568,992,000)		569,324

Short-term securities 5.76%

Federal Home Loan Bank 0.09%–0.22% due 4/1–8/16/2013	1,724,320	1,723,980
Freddie Mac 0.075%–0.19% due 4/1/2013–1/14/2014	1,614,622	1,614,092
Fannie Mae 0.09%–0.16% due 4/1–10/2/2013	726,800	726,524
U.S. Treasury Bills 0.103%–0.194% due 4/4–8/22/2013	430,650	430,574
Federal Farm Credit Banks 0.16%–0.22% due 4/19–12/3/2013	278,100	278,026
International Bank for Reconstruction and Development 0.12% due 4/26–5/9/2013	144,200	144,185
Victory Receivables Corp. 0.17% due 4/1–4/18/2013[1]	114,400	114,397
General Electric Capital Corp. 0.14% due 4/9/2013	100,000	99,997
Sumitomo Mitsui Banking Corp. 0.17% due 4/1–4/3/2013[1]	99,000	98,999
Australia & New Zealand Banking Group, Ltd. 0.20% due 4/4/2013[1]	92,300	92,298
Svenska Handelsbanken Inc. 0.23% due 6/17/2013[1]	90,300	90,257
BNZ International Funding Ltd. 0.21% due 5/21/2013[1]	50,000	49,984
National Australia Funding (Delaware) Inc. 0.20% due 4/2/2013[1]	38,900	38,900
Nordea North America, Inc. 0.18%–0.185% due 6/25–6/27/2013	80,000	79,962
Bank of Nova Scotia 0.125%–0.175% due 4/1–6/24/2013	75,000	74,988
Toyota Motor Credit Corp. 0.17% due 6/14/2013	50,000	49,984
Toyota Credit Canada Inc. 0.20% due 4/30/2013	25,000	24,998
Mizuho Funding LLC 0.24% due 4/19/2013[1]	65,000	64,993
Thunder Bay Funding, LLC 0.18%–0.19% due 4/3–6/18/2013[1]	64,300	64,288
Commonwealth Bank of Australia 0.18% due 4/23/2013[1]	50,000	49,995
Wells Fargo & Co. 0.17% due 6/6/2013	50,000	49,981
Chariot Funding, LLC 0.26% due 9/6/2013[1]	50,000	49,950
Toronto-Dominion Holdings USA Inc. 0.17% due 6/11/2013[1]	45,400	45,384
Coca-Cola Co. 0.15% due 5/21/2013[1]	32,600	32,594
BHP Billiton Finance (USA) Limited 0.15% due 4/23/2013[1]	25,000	24,996
Hydro-Québec 0.14% due 4/2/2013[1]	23,500	23,500
Procter & Gamble Co. 0.10% due 4/1/2013[1]	20,500	20,500
American Honda Finance Corp. 0.14% due 5/28/2013	20,000	19,994
National Rural Utilities Cooperative Finance Corp. 0.14% due 4/1/2013	13,100	13,100
Total short-term securities (cost: $6,191,036,000)		6,191,420
Total investment securities (cost: $75,939,044,000)		107,202,147
Other assets less liabilities		314,512
Net assets		$107,516,659

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

1Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,207,858,000, which represented 1.12% of the net assets of the fund.

2Security did not produce income during the last 12 months.

3Represents an affiliated company as defined under the Investment Company Act of 1940.

4Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,” was $215,841,000, which represented .20% of the net assets of the fund.

Key to abbreviations

ADR = American Depositary Receipts

CDI = CREST Depository Interest

GDR = Global Depositary Receipts

SDR = Swedish Depositary Receipts

CAD = Canadian dollars

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

MFGEFPX-016-0513O-S32805

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of

EuroPacific Growth Fund:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of EuroPacific Growth Fund (the “Fund”) as of March 31, 2013, and for the year then ended and have issued our report thereon dated May 9, 2013, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR. Our audit also included the Fund’s investment portfolio (the “Schedule”) as of March 31, 2013, appearing in Item 6 of this Form N-CSR. This Schedule is the responsibility of the Fund’s management. Our responsibility is to express an opinion based on our audit. In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California

May 9, 2013

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EUROPACIFIC GROWTH FUND

By /s/ Michael J. Thawley
Michael J. Thawley, Vice Chairman and Principal Executive Officer

Date: May 31, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Michael J. Thawley
Michael J. Thawley, Vice Chairman and Principal Executive Officer

Date: May 31, 2013

By /s/ Brian C. Janssen
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: May 31, 2013